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                                                                   Exhibit 10.25

                      MODIFICATION OF EMPLOYMENT AGREEMENT
                                FOR SIMON CHIANG

         This modification of employment agreement referring to employment agreement dated 12th day of February 1998 is made and entered into this 6th day of August 199 and effective August 1, 1999 by and between Simon Chiang ("employee"), and Aviation Holdings International, Inc. fka (Jet Aviation Trading, Inc.) a Florida Corporation.

                                   WITNESSETH:

The parties agree as follows:

         1. Basic Compensation shall be adjusted to $131,000 per annum as basic compensation for all services rendered by the employee, but in no event less frequently than semi-monthly.

         2. Employee will hold the title of Executive Vice President of both Aviation Holdings Group, Inc. and Aviation Holdings International, Inc.

                                          Employer

Attest:                                   Aviation Holdings, International, Inc.
                                          Fka (Jet Aviation Trading, Inc.)

By: /s/ Joseph Janusz                     By:/s/ Joseph J. Nelson
    ------------------------------           -----------------------------------
                                             Joseph J. Nelson
                                             President & C.E.O.

Witnesses:

----------------------------------           /s/ Simon Chiang
                                             -----------------------------------
                                             Simon Chiang
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